Exhibit 10.3

Settlement Agreement	EXECUTION COPY

Version 2

30 Nov 2019

SETTLEMENT AGREEMENT

between

PILANESBERG PLATINUM MINES PROPRIETARY LIMITED

And

ITERELENG BAKGATLA MINERALS RESOURCES PROPRIETARY LIMITED

and

LESETLHENG COMMUNITY

CONTENTS

1.	DEFINITIONS	3
2.	PARTIES	5
3.	INTRODUCTION	6
4.	LEGAL BASIS FOR NEGOTIATIONS	6
5.	LOCUS STANDI OF THE LESETLHENG COMMUNITY TO ENTER INTO THE SETTLEMENT AGREEMENT	7
6.	CONDITIONS PRECEDENT	7
7.	DURATION AND NATURE OF THIS AGREEMENT	8
8.	ACCESS TO WILGESPRUIT	8
9.	TERMS OF THE SETTLEMENT AGREEMENT	9
10.	UNDERTAKINGS IN RESPECT OF MINING OPERATIONS	15
11.	LESETLHENG COMMUNITY UNDERTAKING	16
12.	LEGACY ISSUES	16
13.	SCOPE OF THE AGREEMENT AND CONFLICT	16
14.	ACKNOWLEDGEMENT BY THE LESETLHENG COMMUNITY	17
15.	REGISTRATION AGAINST THE TITLE DEED	17
16.	STIPULATIO ALTERI IN FAVOUR OF THE LESETLHENG COMMUNITY	18
17.	STIPULATIO ALTERI IN FAVOUR OF THE TROST	18
18.	WARRANTIES	18
19.	BREACH	18
20.	DISPUTE RESOLUTION	19
21.	AGREEMENT BINDING ON SUCCESSORS IN TITLE	20
22.	GOVERNING LAW	20
23.	COSTS	20
24.	NOTICES AND LEGAL PROCESS	20
25.	INTERPRETATION	22
26.	GENERAL AND MISCELLANEOUS	23
26.1	Sole record of agreement	23
26.2	Counterparts	23
26.3	No amendments except in writing	23
26.4	Waivers	23
26.5	Survival of obligations	24
26.6	Approvals and consents	24

Appendix 1	31
Lesetlheng Families (Descendants of the Original 13 Wilgespruit Occupiers)	31

Appendix 2	32
Request for Information	32

Appendix 3	35
Acceptance of Stipulatio by the Lesetlheng Community Families	35

Appendix 4	37
Acceptance of Stipulatio by Trust	37

1.	DEFINITIONS

Unless otherwise stated, or the context otherwise requires, the words and expressions listed below shall bear the meanings ascribed to them:

1.1	13 Families - means the 13 families constituting the Lesetlheng Community as per Appendix;

1.2	Agreement - means this agreement and any annexures hereto;

1.3	Business Day - means any day other than a Saturday, Sunday or official public holiday in South Africa;

1.4	Conditions Precedent - bears the meaning ascribed thereto in clause 6.1;

1.5	Constitutional Court judgment - means the Constitutional Court ruling dated 25 October 2018, in the matter of Maledu and Others v Itereleng Bakgatla Minerals Resources (Pty) Limited and Another;

1.6	CPIX- means the consumer price index for all expenditure groups excluding interest rates on mortgage bonds: Metropolitan areas only (with the Base for 2000=100) as published from time to time in respect of any date or period by the Central Statistical Service of the Republic of South Africa. In the event that the Central Statistical Service should stop publishing the CPIX or should substantially change the content or format thereof, the Parties will substitute another comparable measure published by the Central Statistical Service or another mutually agreeable source;

1.7	DMRE - means the Department of Mineral Resources and Energy;

1.8	Effective Date - means the date falling 3 Business Days after fulfilment of the conditions set out in clause 6.1;

1.9	Environmental Management Programme - bears the meaning ascribed thereto in the MPRDA;

1.10	Farming Activities - bears the meaning ascribed thereto in clause 2.1.3.6;

1.11	IBMR - means Itereleng Bakgatla Minerals Resources Proprietary Limited, a private company incorporated in accordance with the laws of the Republic of South Africa, with registration number 2003/003721/07;

1.12	IPILRA - means the Interim Protection of Informal Land Rights Act 31 of 1996;

1.13	Land Titles Adjustment Act - refers to the Land Titles Adjustment Act 111 of 1993;

1.14	Land Titles Adjustment Proceedings - bears the meaning ascribed thereto in clause 2.1.3.3;

1.15	Lesetlheng Community - means the direct descendants of the 13 original occupiers of Wilgespruit who constitute a community as contemplated in section 1 of IPILRA and whose members were recognised by the Constitutional Court as holders of informal land rights held in terms of IPILRA in the farm Wilgespruit, in their judgment in the matter of Maledu and Others v Itereleng Bakgatla Minerals Resources (Pty) Limited and Another dated 25 October 2018 and whose names are set out in Appendix hereto;

1.16	LLC - means the Lesetlheng Land Claims Committee, which was formed to represent the majority of the members of the Lesetlheng Community in the negotiations with PPM and IBMR and consequently negotiated the terms of this Agreement;

1.17	Mining Charter - means the Broad-Based Socio-Economic Empowerment Charter for the Mining and Minerals Industry, 2018, as published by the Minister for the DMRE in terms of section 100(2) of the MPRDA;

1.18	Mining Operations - means the operations relating to the act of mining and actions and activities directly incidental thereto;

1.19	Mining Right - means mining right NW30/5/1/2/2/333MR held by IBMR in respect of platinum, palladium, rhodium, iridium, ruthenium, osmium, gold, nickel, cobalt and chrome over the farm Wilgespruit 2 JQ, a portion of portion 1 of the farm Rooderand 46 JQ, a portion of the farm Legkraal 45 JQ and a portion of the farm Koedoesfontein 42 JQ, in the Magisterial District of Mankwe, North West Province, measuring 4805.91 hectares in extent. This right was executed and commenced on 20 June 2008, and unless otherwise suspended or cancelled, will continue to be in force for a period of 30 years ending on 19 June 2038;

1.20	Mining Work Programme - bears the meaning ascribed thereto in the MPRDA;

1.21	MPRDA - means the Mineral and Petroleum Resources Development Act 28 of 2002 or any legislation replacing that Act;

1.22	Parties - means the signatories to this Agreement and ’’Party" refers to any one of the Parties as the context may require;

1.23	PPM - means Pilanesberg Platinum Mines Proprietary Limited, a private company incorporated in accordance with the laws of the Republic of South Africa, with registration number 2002/015572/07;

1.24	Procurement Entity - bears the meaning ascribed thereto in clause 9.2.3.2.1;

1.25	Regional Manager - bears the meaning ascribed thereto in the MPRDA;

1.26	Signature Date - means the date on which this Agreement is signed by the last signing Party;

1.27	Social and Labour Plan - bears the meaning ascribed thereto in the MPRDA;

1.28	Surface Use Rental - bears the meaning ascribed thereto in clause 9.1.2.4;

1.29	Trust - bears the meaning ascribed thereto in clause 9.1.4.1;

1.30	Wilgespruit - refers to the farm Wilgespruit No. 2, Registration Division J.Q., North West Province, magisterial district of Mankwe, measuring 2969,6863 hectares, held under deed of transfer No. T1230/1919BP, which as at the Signature Date is held in trust by the Minister of Agriculture, Land Reform and Rural Development on behalf of Bakgatla Ba Kgafela Traditional Community.

2.	PARTIES

2.1	The Parties to this Agreement are:

2.1.1	IBMR, which:

2.1.1.1	is a wholly owned subsidiary of PPM;

2.1.1.2	on 20 June 2008, acquired the Mining Right in respect of amongst others Wilgespruit;

2.1.1.3	subsequently ceded the Mining Right to PPM, which cession was consented to by the DMRE on or about 13 February 2014;

2.1.2	PPM, which:

2.1.2.1	is the cessionary of the Mining Right;

2.1.2.2	subsequent to the grant and cession of the Mining Right, was refused access to Wilgespruit by the Lesetlheng Community;

2.1.3	Lesetlheng Community, who:

2.1.3.1	comprise of the direct descendants of the 13 original occupiers of Wilgespruit;

2.1.3.2	are holders of informal land rights in the farm Wilgespruit as recognised under IPILRA; and

2.1.3.3	assert that they are the rightfill owners of Wilgespruit and that racially discriminatory laws of the past prevented Wilgespruit from being registered in the name of their forefathers, and as a result of which Wilgespruit was registered in the name of the Minister of Native Affairs as a trustee for the Bakgatla ba Kgafela Traditional Community;

2.1.3.4	have lodged a claim under the Land Titles Adjustment Act to seek rectification of the title deed of Wilgespruit to reflect the Lesetlheng Community as co-owners ("Land Titles Adjustment Proceedings");

2.1.3.5	are awaiting the outcome of the Land Titles Adjustment Proceedings in respect of Wilgespruit as at the Signature Date;

2.1.3.6	earn a livelihood from cattle farming and cash cropping on the farm Wilgespruit ("Farming Activities") and

2.1.3.7	refused PPM access to Wilgespruit, pursuant to which there were various legal proceedings, which were ultimately ruled upon by the Constitutional Court on 25 October 2018.

3.	INTRODUCTION

3.1	On 25 October 2018, the Constitutional Court ordered PPM and IBMR to:

3.1.1	exhaust the requirements of section 54 of the MPRDA before approaching a court for a remedy pertaining to access to Wilgespruit; and

3.1.2	negotiate with the Lesetlheng Community, whose members are holders of informal land rights in Wilgespruit, as recognised by IPILRA.

3.2	The Parties agreed to negotiate in good faith with a view to reach a settlement pertaining to access rights to Wilgespruit and commenced discussions on 15 April 2019.

3.3	A mediator was jointly appointed by the Parties on 11 September 2019 to facilitate the discussions between the Parties. Various meetings were held between the Parties with a view to negotiating the terms of the settlement and agreeing on inter alia, the valuations thereto. The key elements of these valuations were qualified by relevant independent experts.

3.4	The Parties have reached agreement on the compensation payable to the Lesetlheng Community for loss of use of Wilgespruit as contemplated in section 54 of the MPRDA, pursuant to the negotiations and accordingly hereby enter into this Agreement to record the terms of such settlement agreement.

4.	LEGAL BASIS FOR NEGOTIATIONS

4.1	This Agreement is informed by the Constitutional Court's interpretation of the meaning and place of section 54 in the MPRDA.

4.2	PPM entered into discussions with the Lesetlheng Community, with a view to reaching an agreement on the compensation payable to the Lesetlheng Community, for loss of use of Wilgespruit, as contemplated in section 54 of the MPDRA, in exchange for the grant of access to Wilgespruit, by the Lesetlheng Community.

4.3	Section 54 of the MPRDA provides mechanisms for dispute resolution where a conflict arises between mining right holders, the owner of the land and lawful occupiers. One of these mechanisms is the payment of compensation by the mining right holder to the land owner or lawful occupier for loss or damage suffered or likely to be suffered by the land owner or lawful occupier as a result of the operations being conducted on the relevant property.

4.4	The Parties voluntarily entered into mediation on the prospects of their relocation and applied their minds to what compensation would be appropriate for the damages they would suffer. These damages include, but are not limited to:

4.4.1	The loss of their traditional farming lands after 100 years of occupation;

4.4.2	The costs and inconvenience associated with their having to move to an alternative site on which they could continue their traditional occupation of farming the land;

4.4.3	The rental accruing to them in relation to that portion of the farm Wilgespruit, known as Wilgespruit Portion 1, on which the mining company already has established operations without either the consent of the community or compensation for this encroachment;

4.4.4	Future rental for the land that will be used by the mining company for its operations pending the return of the beneficiaries to resume their traditional use of Wilgespruit subsequent to the issue of a mine closure certificate by the Department of Mineral Resources & Energy for these operations.

4.4.5	The purchase of an alternative farm for the use of the beneficiaries during and after mining operations, the ownership of which alternative farm shall be registered in the name of the trust to be formed for the purposes of the Settlement.

4.4.6	The requirements of MPRDA and National Environmental Management Act (107 of 1998);

4.4.7	The Settlement compensation is the Preferential Allocation of certain Employment and Procurement Opportunities to the Lesetlheng community, particularly the opportunity to participate in a mining contract for the Wilgerspruit.

5.	LOCUS STANDI OF THE LESETLHENG COMMUNITY TO ENTER INTO THE SETTLEMENT AGREEMENT

It is recorded that as at the Signature Date, the Lesetlheng Community have initiated the Land Titles Adjustment Proceedings. Thus, depending on the outcome of the Land Titles Adjustment Proceedings, it is possible that the Lesetlheng Community may become the legal owners of Wilgespruit.

5.1	If the Land Titles Adjustment Proceedings or any other proceedings which render the Lesetlheng Community the registered owners of Wilgespruit are successful, PPM and the Lesetlheng Community shall enter into a surface lease agreement in respect of Wilgespruit for the duration of the Mining Operations. The Parties agree that the rental amount payable under the surface lease agreement shall be in the amount set out in clause 9.1.2.4 and in substitution for the Surface Use Rental.

5.2	If such Land Titles Adjustment Proceedings and/or other proceedings are ultimately unsuccessful, PPM shall nevertheless pay the Surface Use Rental (as defined below) to the Lesetlheng Community for the duration of the Mining Operations.

6.	CONDITIONS PRECEDENT

6.1	The coming into force and the implementation of this Agreement, save for the provisions of clauses 1, 6, 9.1.4.1, 16, 17, 19 to 26 which shall be of immediate force and effect on the Signature Date, is subject to the fulfillment of the following conditions ("Conditions Precedent"):

6.1.1	the passing of a board resolution by the board of directors of PPM authorising entry into and the implementation of this Agreement;

6.1.2	the passing of a board resolution by the board of directors of IBMR authorising entry into and the implementation of this Agreement;

6.1.3	the Lesetlheng Community providing the written mandate to enter into this Agreement;

6.1.4	The 13 Families accepting the stipulations in this Agreement in accordance with clause 16 and in the manner set out in Appendix ;

6.1.5	the Trust accepting the stipulations in this Agreement in accordance with clause 17 and in the manner set out in Appendix ;and

6.1.6	PPM complying with the LLC’s request for information as recorded in Appendix hereto.

6.2	The Parties shall, where it is within their respective power to do so, use their reasonable commercial endeavors to procure the fulfilment of the conditions on or before 31 March 2020 or such other date as may be agreed to in writing by PPM.

6.3	PPM shall notify the Lesetlheng Community in writing when it is satisfied that the Conditions Precedent have been fulfilled and such Conditions Precedent shall only be deemed to have been fulfilled when such notice is given.

6.4	If the Conditions Precedent are not fulfilled (as stated in clause 6.3) on the date set out in clause 6.2, or such other date as PPM may in its sole discretion determine, then this Agreement, save for the provisions of clauses 1, 6, 9.1.4.1, 16, 17, 19 to 26, which shall remain of full force and effect, shall be of no force or effect.

6.5	If this Agreement does not come into force, no Party shall have any claim against any other Party for anything done hereunder, save as a result of a breach of any of the provisions of this clause 6 by any Party, and the Parties shall be restored to the status quo ante.

7.	DURATION AND NATURE OF THIS AGREEMENT

Save for the clauses contemplated in clause 6.1 which shall be effective on the Signature Date, this Agreement shall be binding on the Parties with effect from the Effective Date and will remain in full force and effect and will terminate as provided for herein.

8.	ACCESS TO WILGESPRUIT

8.1	The Lesetlheng Community acknowledges that PPM requires access to Wilgespruit for the purposes of conducting the Mining Operations, including specifically for the rehabilitation of Wilgespruit, without interference by members of the Lesetlheng Community and/or their livestock.

8.2	PPM wishes to commence Mining Operations in respect of Wilgespruit as soon as possible, but in any event, by no later than 1 January 2020. Accordingly, within a period of 30 days of the Effective Date or such other date as may be agreed to in writing between the Parties, the Lesetlheng Community shall grant full and unhindered access to PPM to Wilgespruit to conduct the Mining Operations.

9.	TERMS OF THE SETTLEMENT AGREEMENT

The terms of the settlement between the Parties are as follows:

9.1	PAYMENT OF COMPENSATION

PPM and IBMR agree to pay the Lesetlheng Community the following compensation in full and final settlement in respect of any and all loss or damage which the Lesetlheng Community may suffer as a result of the Mining Operations, including loss or damage arising from the loss of use of Wilgespruit:

9.1.1	RETROSPECTIVE RENTAL

9.1.1.1	The retrospective rental contemplated herein relates to the historical use of portion 1 of Wilgespruit, measuring an extent of 379 hectares, from 2012 to the Signature Date ("Retrospective Rental").

9.1.1.2	PPM shall, provided the Conditions Precedent have been fulfilled and provided it has been given full and unhindered access to Wilgespruit, by no later than 28 February 2020 or such other date as may be agreed to between the Parties, make a Retrospective Rental payment of R2 207 569.00 (two million two hundred and seven thousand five hundred and sixty nine Rand) to the Lesetlheng Community ("Retrospective Rental Amount") in accordance with the provisions of clause 9.1.1.3.

9.1.1.3	The Retrospective Rental Amount shall be:

9.1.1.3.1	paid by PPM to the Trust, into the Trust’ bank account;

9.1.1.3.2	paid by electronic transfer of immediately available and freely transferable funds, free of any deductions, withholding or set-off whatsoever;

9.1.1.3.3	be fully refundable by the Lesetlheng Community to PPM and IBMR in the event that PPM and IBMR are not given full, unhindered access to Wilgespruit, in accordance with the terms of this Agreement.

9.1.2	FUTURE RENTAL FOR USE OF WILGESPRUIT

9.1.2.1	PPM has agreed to compensate the Lesetlheng Community for the right to gain access to and to use Wilgespruit for the purposes of conducting its Mining Operations and related activities.

9.1.2.2	The commencement date of the Mining Operations (the "Commencement Date"), shall be the date on which PPM is both given full, unhindered access to, and commences with excavations on, Wilgespruit for purposes of Mining Operations.

9.1.2.3	With effect from the Commencement Date and thereafter on each anniversary of the Commencement Date, the rental payment contemplated in clause 9.1.2.4 will be made by PPM until such time that a mine closure certificate has been issued by the DMRE in respect of the Mining Operations on Wilgespruit, provided PPM still enjoys unhindered access to Wilgespruit.

9.1.2.4	PPM shall pay to the Lesetlheng Community, annually in advance, a sum of R720 732.85 (seven hundred and twenty thousand seven hundred and thirty two Rand eighty five cents) (’’Surface Use Rental”), which Surface Use Rental shall be:

9.1.2.4.1	payable without deduction, set-off or withholding;

9.1.2.4.2	paid by PPM to the Trust, into the Trust’ bank account.

9.1.2.5	The Parties agree that the amount referred to in clause 9.1.2.4 shall escalate at the annualised rate of CPIX on the last day of the month of the Commencement Date.

10.	ACQUISITION OF ALTERNATIVE FARMING LAND AND DISPLACEMENT AND RE-ESTABLISHMENT COMPENSATION

10.1.1.1	PPM has identified a farm which can be utilised by the Lesetlheng Community as Alternative Farming Land. The Lesetlheng Community has indicated that they require different Alternative Farming Land.

10.1.1.2	PPM, IBMR, and the Lesetlheng Community agree that at the commencement of Mining Operations on Wilgespruit, the Lesetlheng Community will be required to relocate their Farming Activities for the duration of the Mining Operations. To that extent, the Lesetlheng Community undertakes to give PPM full and unhindered access to Wilgespruit.

10.1.1.3	The relocation will be facilitated by an agreed programme of relocation compiled by the Parties by 31 January 2020.

10.1.1.4	PPM agrees to compensate the Lesetlheng Community for the procurement of alternative farming land, to be registered in the name of the Trust or such other entity, which is wholly owned by the Trust, as may be determined by the Lesetlheng Community and PPM (the ’’Registered Owner"), which land can be utilised by the Lesetlheng Community for their farming activities ("Alternative Farming Land"), for purposes of which procurement, PPM agrees to contribute an amount not exceeding R 20 000 000.00 (twenty million Rand).

10.1.1.5	The Alternative Farming Land shall be acquired at the sole discretion of the Lesetlheng Community and shall be used in perpetuity by the Lesetlheng Community.

10.1.1.6	The Registered Owner shall not be entitled to dispose of the Alternative Farming Landunless a closure certificate in terms of the MPRDA has been issued or without the prior written consent of PPM.

10.1.1.7	Should the Lesetlheng Community in breach clause 9.1.3.6 dispose of the Alternative Farming Land, the Registered Owner shall be obliged to reimburse PPM the amount set out in clause 9.1.3.4 plus CPIX.

10.1.1.8	The Lesetlheng Community shall in writing, within a period of 90 days from the Effective Date, provide PPM with proposals of Alternative Farming Land which it intends to acquire.

10.1.1.9	In addition to the amounts set out herein, PPM shall pay to the Trust an amount of R20 000 000.00 (twenty million Rand) within 60 Business Days from the Effective Date, as a displacement and re-establishment allowance for the Lesetlheng Community, and provided that PPM has been granted full and unhindered access to Wilgespruit by the Lesetlheng Community to commence with the Mining Operations.

10.1.1.10	In the event that the proposed Alternative Land costs more than the amount indicated in clause 9.1.3.4, then the Trust shall consider and, if deemed fit, advance a portion of the amount contemplated in clause 9.1.3.9 to make up the difference. In the event that the Trust elects not to pay for the difference, then the Lesetlheng Community shall be required to propose Alternative Land, the cost of acquisition of which does not exceed the amount contemplated in clause 9.1.3.4.

10.1.1.11	Upon the Lesetlheng Community securing the Alternative Farming Land, or being relocated to another farm other than the Alternative Farming Land, the Trust shall, using the funds contemplated in clause 9.1.3.9 ensure that the following is procured in respect of the Alternative Farming Land:

10.1.1.11.1	water supply;

10.1.1.11.2	the erection of small buildings (mokgoro) equivalent to those currently on Wilgespruit, which are being utilised by the livestock handlers;

10.1.1.11.3	erection of kraals of substantially similar nature as the ones at Wilgespruit;

10.1.1.11.4	relocation assistance (physical relocation of homesteads, belongings, livestock etc.);

10.1.1.11.5	fencing of grazing lands;

10.1.1.11.6	fencing of arable land;

10.1.1.11.7	grubbing of arable land; and

10.1.1.11.8	construction of firebreaks to prevent the spread of veld fires.

10.1.2	ESTABLISHMENT OF THE LESETLHENG COMMUNITY ECONOMIC DEVELOPMENT TRUST

10.1.2.1	In addition to the amounts referred to in clauses 9.1.1, 9.1.2 and 9.1.3 above, PPM shall establish a local economic development trust (’’the Trust") on the following terms:

10.1.2.1.1	the founder of the Trust shall be PPM;

10.1.2.1.2	the beneficiaries of the Trust shall be the Lesetlheng Community;

10.1.2.1.3	the object of the Trust will be to receive the funds referred to in clause 9.1.4.2 below, for the purpose of promotteing the economic development of the Lesetlheng Community and to distribute such funds for the benefit of the beneficiaries of the Trust on such terms as the trustees, in their discretion, may determine;

10.1.2.1.4	the trustees of the Trust will be two persons nominated by the Lesetlheng Community and two persons nominated by PPM and one independent trustee nominated by both the Lesetlheng Community and PPM. At least 50% of the trustees shall be women.

10.1.2.2	PPM shall pay to the Trust a total amount of R15 000 000.00 (fifteen million Rand) ("Trust Amount"). PPM shall make payment of the Trust Amount to the Trust (into the bank account of the Trust) as set out below:

10.1.2.2.1	R5 000 000.00 (five million Rand) incentive payment shall be paid within 30 Business Days after PPM has been given full and unhindered access to the farm Wilgespruit by the Lesetlheng Community to commence with Mining Operations in respect of Wilgespruit provided that the Trust has been established and the founding trustees have been issued with the authority to act, pursuant to section 6 of the Trust Property Control Act 57 of 1988;

10.1.2.2.2	R10 000 000.00 (ten million Rand), shall be paid within 12 months of commencement of Mining Operations on Wilgespruit by PPM;

10.1.2.3	PPM’s obligation to make payments to the Trust in terms of this Agreement to the Trust will cease once the entire Trust Amount has been paid to the Trust. However, the Parties agree that should for any reason whatsoever PPM be prevented from conducting Mining Operations, PPM’s obligations in terms of this clause will cease with immediate effect. In this regard, PPM is entitled to repayment of, and reserves its rights to pursue legal action to claim, any monies it may have already paid in discharge of its obligations in terms of this Agreement.

10.2	SOCIAL AND LABOUR PLANS

10.2.1	PPM’s current Social and Labour Plan is due to expire on 31 December 2019.

10.2.2	PPM has allocated an amount of R9 million in respect of the Social and Labour Plan for PPM relating to mining on Wilgespruit, for the benefit of the Lesetlheng Community, for the first annual period of the 2020-2024 Social and Labour Plan cycle. The Parties agree that this amount will be revised on an annual basis subject to annual negotiations between the Parties over the term of the Social and Labour Plan.

10.2.3	The Parties agree that PPM shall include in the draft Social and Labour Plan, which must be submitted to and approved by the DMRE, the following commitments in respect of the Lesetlheng Community, which, if approved by the DMRE, PPM will give effect to:

10.2.3.1	PREFERENTIAL EMPLOYMENT

10.2.3.1.1	Preference shall where possible, be given to employing members of the Lesetlheng Community in respect of Mining Operations undertaken on Wilgespruit.

10.2.3.1.2	To the extent that it is, in the sole assessment of PPM and/or IBMR economically viable to do so under the circumstances, taking into account all the relevant factors, 50% of the individuals to be employed in respect of Wilgespruit, shall be from the Lesetlheng Community.

10.2.3.1.3	PPM shall provide the Lesetlheng Community from time to time with PPM’s employment plan relating to the Mining Operations on Wilgespruit, so as to enable the Lesetlheng Community to keep itself informed with regard to PPM’s human resources needs in the short, medium and long term.

10.2.3.1.4	Such employment plan shall as far as possible indicate the number of employees required, the positions to be filled, the qualifications required and any other relevant information reasonably required in order to enable the Lesetlheng Community to identify suitable candidates from amongst the Lesetlheng Community, for consideration for employment by PPM.

10.2.3.2	PREFERENTIAL PROCUREMENT

10.2.3.2.1	The Lesetlheng Community shall establish an entity through which it conducts its procurement benefits as described in this Agreement ("Procurement Entity") and inform PPM in writing as to the identity, nature and structure of this entity.

10.2.3.2.2	PM shall endeavour to promote and actively develop business opportunities for the Lesetlheng Community in respect of the Mining Operations undertaken on Wilgespruit, and will transact only with the Procurement Entity in this regard. These opportunities will be specifically with regard to and consistent with:

9.2.3.2.2.1	the guidelines in the Mining Charter;

9.2.3.2.2.2	PPM requirements with regard to the approval of suppliers to it of goods or services or works required in the conduct of the Mining Operations on Wilgespruit;

9.2.3.2.2.3	the enabling of members of the Lesetlheng Community to enter into contracts relating to Mining Operations on Wilgespruit; and

9.2.3.2.2.4	the investigation of complaints that might arise from the awarding or non-awarding of contracts to the members of the Lesetlheng Community.

10.2.3.2.3	In this regard PPM agrees that it will use its reasonable endeavours to ensure that, to the extent it is economically viable to do so under the circumstances and in PPMs sole assessment, taking into account all the relevant factors, including PPM’s procurement policy, 60% of the total procurement spend on goods and services in respect of the Mining Operations undertaken on Wilgespruit shall be allocated to members of the Lesetlheng Community, provided that PPM shall not be obliged to procure any goods or services as provided for in this clause if doing so will, in the opinion of PPM, be unreasonable or contrary to applicable law or if PPM assesses in its sole discretion that the goods or services offered do not meet the operational requirements as specified as well as the quality and price points acceptable to PPM.

10.2.3.2.4	The terms and conditions relating to the procurement benefit contemplated herein shall be specified in the procurement policy to be agreed with PPM. PPM undertakes to finalise the procurement policy by no later than 31 January 2020 or such other date as may be agreed to by agreement with the Lesetlheng Community.

10.2.3.3	SOCIO-ECONOMIC DEVELOPMENT AND EMPOWERMENT

10.2.3.3.1	PPM shall procure programmes that designed to promote the development and advancement of the members of the Lesetlheng Community are formulated and as far as practicably possible implemented by PPM. In this regard PPM shall ensure that:

9.2.3.3.1.1	60% of the community development initiatives implemented pursuant to the Mining Operations undertaken on Wilgespruit, shall be in favour of the Lesetlheng Community; and

9.2.3.3.1.2	50% of the bursaries, internships, learnerships and training established pursuant to Mining Operations on Wilgespruit, shall be in favour of members of the Lesetlheng Community.

10.3	THE LESETLHENG PROCUREMENT ENTITY

10.3.1	The Lesetlheng Community shall, by no later than 31 January 2020 or such other date as may be agreed to in writing between the Parties establish the Procurement Entity.

10.3.2	The Procurement Entity shall:

10.3.2.1	be the entity to which PPM communicates procurement opportunities in respect of Wilgespruit;

10.3.2.2	have as its members, every entrepreneur and owners of business entities from the Lesetlheng Community;

10.3.2.3	have an executive committee, appointed by the members of the entity;

10.3.2.4	have a list of every entrepreneur and business entity belonging to the members of the Lesetlheng Community;

10.3.2.5	be responsible for communicating PPM’s procurement opportunities to its members;

10.3.2.6	have a memorandum of incorporation or constitution and a procurement policy document setting out how the functions of the Procurement Entity will be carried out.

11.	UNDERTAKINGS IN RESPECT OF MINING OPERATIONS

11.1	REHABILITATION OF WILGESPRUIT

11.1.1	It is recorded that PPM intends to rehabilitate Wilgespruit for continued use as agricultural land once its Mining Operations cease.

11.1.2	The Mining Operations shall be regarded as having been completed upon the written confirmation by the DMRE to the effect that Wilgespruit has been rehabilitated and the issuance by the DMRE of a closure certificate in accordance with section 43 of the MPRDA (“Mining Operations Completion Date”).

11.1.3	Pursuant to the Mining Operations Completion Date, or the coming to an end of the Mining Right applicable to Wilgespruit, whichever shall come first, PPM shall no longer be required to make payment of the amount set out in clause 9.1.2.4 as it shall have ceased Mining Operations in respect of Wilgespruit.

11.1.4	To the extent that members of the Lesetlheng Community, whose Farming Activities have been relocated to Alternative Farming Land wish to relocate such Farming Activities to Wilgespruit after the Mining Operations Completion Date, the repatriation of those members’ Farming Activities to Wilgespruit will be discussed at that point between PPM, IBMR and the relevant members of the Lesetlheng Community.

11.2	CONSULTATION ON AMENDMENTS TO THE SOCIAL AND LABOUR PLAN

The Parties agree that the current Social and Labour Plan is coming to an end on 31 December 2019. PPM is in the process of drafting a new Social and Labour Plan for the 2020-2024 cycle. PPM undertakes to consult with the Lesetlheng Community in respect of the new Social and Labour Plan and in respect of future Social and Labour Plans. PPM further undertakes to consult with the Lesetlheng Community in respect of the formulation of a Social and Labour Plan specifically for Wilgespruit.

11.3	CONSULTATION ON AMENDMENTS TO ENVIRONMENTAL MANAGEMENT PROGRAMME REPORT

In so far as it impacts on the post mining use of Wilgespruit for agricultural purposes, should the Wilgespruit Environmental Management Programme report (“EMPr”) need to be amended in terms of any impending changes to environmental legislation, the Lesetlheng Community will be consulted with respect to the formulation and structuring of the EMPr.

10.4	REZONING

10.4.1	The Parties agree that Wilgespruit shall be used by PPM to undertake the Mining Operations and activities incidental thereto, subject to all land use zoning approvals as may be required lawfully to undertake the Mining Operations and activities incidental thereto on Wilgespruit.

10.4.2	PPM shall apply promptly in terms of any applicable land use planning and/or other legislation relevant to the rezoning of Wilgespruit for the requisite rezoning of those portions of Wilgespruit on which the Mining Operations are intended to be undertaken or to commence.

10.4.3	It is agreed that, the Lesetlheng Community shall, if so required by PPM, apply promptly in terms of any applicable land use planning and/or other legislation relevant to the rezoning of Wilgespruit for the requisite rezoning of those portions of the properties on which the Mining Operations are intended to be undertaken or to commence, in order to enable Wilgespruit (or relevant portions thereof) to be used for such purposes.

10.4.4	PPM shall be responsible for the costs and expenses applicable to the preparation and submission of any rezoning applications and procuring the approvals contemplated in this clause.

10.4.5	PPM and the Lesetlheng Community shall take all steps necessary to facilitate and enable any necessary applications for the rezoning of Wilgespruit that may be required to enable the Mining Operations to be undertaken thereon in accordance with the provisions of the Mining Right.

10.4.6	The Lesetlheng Community undertakes to give all the assistance that may be required by PPM and/or IBMR in respect of the rezoning.

11.	LESETLHENG COMMUNITY UNDERTAKING

The Lesetlheng Community undertakes not to sell, lease or otherwise dispose of their established rights to Wilgespruit whilst PPM is conducting Mining Operations on Wilgespruit.

12.	LEGACY ISSUES

12.1	Legacy issues have been tabled by the LLC (see Appendix 2) during the negotiations contemplated in this Agreement. It has been established and agreed by the Parties that the legacy issues play no part in this particular Agreement.

12.2	The Lesetlheng Community reserves their right to pursue these issues in the future.

13.	SCOPE OF THE AGREEMENT AND CONFLICT

13.1	The settlement set out herein, constitutes the full and final settlement by PPM and IBMR to the Lesetlheng Community, pertaining to loss of use of Wilgespruit, any other loss or damage alleged to be suffered by reason of the Mining Operations and, to the extent applicable, the loss of use of any land associated with the Mining Right.

13.2	Should there be any conflict between the terms of this Agreement and the terms of any of the agreements to be concluded pursuant to this Agreement as referred to in clause 9, the terms of the latter agreements shall prevail.

14.	ACKNOWLEDGEMENT BY THE LESETLHENG COMMUNITY

14.1	The Lesetlheng Community acknowledges PPM’s rights in terms of the Mining Right and the MPRDA and in particular, section 5 of the MPRDA, and undertakes to allow PPM to do all things necessary for the proper exercise of all of the rights it has been granted in terms of the Mining Right and the MPRDA.

14.2	Without derogating from the aforegoing, the Lesetlheng Community specifically acknowledges the contents of the Mining Right, Mining Work Programme and the Environmental Management Programme and the Social and Labour Plan and undertakes not to obstruct PPM in any way in accessing and utilising Wilgespruit to conduct the Mining Operations and activities incidental thereto and to carry out these programmes.

14.3	Furthermore, the Lesetlheng Community acknowledges that PPM’s Mining Operations will include open cast mining on Wilgespruit and undertakes not to interfere with PPM in it carrying out these activities.

14.4	PPM and the Lesetlheng Community agree and acknowledge that –

14.4.1	amounts to inter alia adequate, just and equitable compensation payable by PPM to the Lesetlheng Community for the conduct of PPM’s Mining Operations for any and all loss or damage which the Lesetlheng Community may suffer and for the purposes of section 54 of the MPRDA and that the Lesetlheng Community shall have no further claims for any loss or damage against PPM or IBMR as relates to the use of Wilgespruit by PPM and IBMR for mining purposes;

14.4.2	the conclusion of this Agreement and its implementation represent compliance by PPM and IBMR with all of their obligations in terms of section 54 of the MPRDA;

14.4.3	subject to compliance with their obligations in terms of this Agreement, PPM and/or IBMR may bring any legal proceedings necessary to secure full and unhindered access to Wilgespruit. without any further reference to section 54 of the MPRDA or the exhaustion of any further remedy provided for in law.

15.	REGISTRATION AGAINST THE TITLE DEED

It is acknowledged that it is not necessary that this Agreement be notarially registered. However, it is agreed that PPM may in its sole discretion consider framing this Agreement as a notarial lease and seeking to have it registered against the title deed of Wilgespruit.

16.	STIPULATIO ALTERI IN FAVOUR OF THE LESETLHENG COMMUNITY

The Parties agree that the provisions of this Agreement that refer to the 13 Families comprise stipulations for the benefit of the 13 Families and that the 13 Families may accept and enforce such stipulations in their favour in the form set out in Appendix hereto.

17.	STIPULATIO ALTERI IN FAVOUR OF THE TRUST

The Parties agree that the provisions of this Agreement that refer to the Trust comprise stipulations for the benefit of the Trust and that the Trust may accept and enforce such stipulations in their favour in the form set out in Appendix hereto. The Parties shall not amend the provisions of this Agreement without the prior written approval of the Trust.

18.	WARRANTIES

18.1	Each of the Parties hereby represents and warrants to the other Party that:

18.1.1	it has all of the requisite capacity and authority to enter into this Agreement;

18.1.2	upon due execution, this Agreement will constitute a legal, valid and binding obligation enforceable in accordance with its terms, subject, as to enforcement, to insolvency and similar laws of general applicability relating to or affecting creditors’ rights and remedies generally; and

18.1.3	the execution, delivery and performance of this Agreement by it does not contravene its constitutional documents or any agreement or contract to which it is a party or by which it is bound; and

18.1.4	to the best of its knowledge and belief, it is not aware of the existence of any fact or circumstance that may impair its ability to comply with all of its obligations in terms of this Agreement.

18.2	Each of the representations and warranties given by the Parties in terms of this clause 18 shall:

18.2.1	be a separate representation and warranty and will in no way be limited or restricted by inference from the terms of any other representation or warranty or by any other words in this Agreement;

18.2.2	continue and remain in force notwithstanding the completion of any or all the transactions contemplated in this Agreement; and

18.2.3	prima facie be deemed to be material and to be a material representation inducing the other Parties to enter into this Agreement.

18.3	Each of the Parties represents and warrants that it is unaware of any material facts or circumstances that have not been disclosed in this Agreement, which should be disclosed to the other Party in order to prevent the representations in this clause 18 or any other part of this Agreement from being materially misleading.

19.	BREACH

If any Party commits a breach of this Agreement, and fails to remedy that breach within 14 days of written notice from the other Party calling on the Party in default to do so, then the Party giving notice may claim specific performance or damages or both, as the case may be, but shall not have a right of cancellation unless the breach is of a material provision of this Agreement and goes to the root of this Agreement.

20.	DISPUTE RESOLUTION

20.1	In the event of any dispute arising between the Parties in connection with or arising from this Agreement, or the subject matter of this Agreement, including, without limitation, the validity, implementation, execution, interpretation, rectification, breach, termination or cancellation of this Agreement (the "Dispute"), any one of the Parties shall invite the other Party in writing to a meeting, to be held within 14 days from the date of the written invitation, in an attempt to resolve the Dispute.

20.2	If the Dispute has not been resolved within 14 days of the date of the written invitation, the Dispute shall be resolved by arbitration. Any Party may submit a written request for arbitration to the Secretariat of the Arbitration Foundation of South Africa ("AFSA") in accordance with the Rules of Arbitration Foundation of Southern Africa - Commercial Arbitrations (the "Rules").

20.3	The arbitration proceedings shall be:

20.3.1	held in Johannesburg, South Africa or any other location as the Parties may agree upon, before a single arbitrator;

20.3.2	conducted in the English language and in accordance with the Rules, save as provided for herein; and

20.3.3	conducted as expeditiously as possible.

20.4	The Parties in dispute shall agree on the identity of the arbitrator, who shall be an attorney, advocate or retired judge or accountant on the panel of arbitrators of AFSA, within 10 days of a Party submitting a written request for arbitration to AFSA. Should the Parties fail to agree on the identity of the arbitrator within the 10 days of a Party submitting a written request for arbitration to AFSA, the arbitrator shall be nominated and appointed by the Secretariat of AFSA.

20.5	The request to AFSA to nominate an arbitrator shall be in writing setting out the claim in such detail as is required for pleadings and any counterclaim of which the Party to the Dispute concerned is aware and, if desired, suggesting suitable nominees for appointment, and a copy shall be furnished to the other Party to the Dispute who may, within 5 Business Days, submit written comments on the request to the addresser of the request.

20.6	Pending the arbitrator’s award of costs, each Party to the Dispute shall contribute towards the arbitrator’s fees and charges, as well as the costs of the venue, recording and transcription cost, in equal proportions.

20.7	Subject to clause 20.8 the Parties irrevocably agree that the decision in these arbitration proceedings, shall, save for manifest error or fraud:

20.7.1	be final on them;

20.7.2	be carried into effect; and

20.7.3	may be made an order of any Court of competent jurisdiction.

20.8	The decision resulting from such arbitration shall be subject to a right of appeal to a panel of 3 arbitrators in accordance with the Rules, alternatively right of appeal to the High Court. The outcome of the appeal shall, save for manifest error or fraud, be final and binding upon the Parties to the Dispute, be carried into effect and may be made an order of any court of competent jurisdiction.

20.9	Nothing herein contained shall be deemed to prevent or prohibit any Party from applying to any Court of competent jurisdiction for urgent relief or summary judgment in respect of a liquidated claim.

20.10	Any arbitration in terms of this clause (including any appeal proceedings) shall be conducted “in camera” and the Parties shall treat as confidential and not disclose to any third party details of the Dispute submitted to arbitration, the conduct of the arbitration proceedings or the outcome of the arbitration.

20.11	The Parties agree that the Dispute shall be deemed to be subjected to arbitration on the date of the submission by a Party of the written request for arbitration to the Secretariat of AFSA for purposes of interrupting prescription as provided for in section 13(1)(f) of the Prescription Act, 68 of 1969 (as amended).

20.12	The provisions of this clause shall continue to be binding on the Parties notwithstanding any termination or cancellation of this Agreement.

21.	AGREEMENT BINDING ON SUCCESSORS IN TITLE

This Agreement shall be binding on PPM and IBMR’s successors-in-title.

22.	GOVERNING LAW

This Agreement shall be governed by and in accordance with the laws of the Republic of South Africa.

23.	COSTS

Each of the Parties shall pay their own costs incurred by them with their attorneys in respect of and incidental to the negotiation, discussion and implementation of this Agreement.

24.	NOTICES AND LEGAL PROCESS

24.1	Each Party chooses this address for all purposes under this Agreement ("Chosen Address"), whether for serving court process or documents, giving any notice, or making any other communications of whatsoever nature and for whatsoever purpose under this Agreement:

Pilanesberg Platinum Mines Proprietary Limited

Address:	[***]

Email:	[***]

Attention	[***]

Itereleng Bakgatla Minerals Resources Proprietary Limited

Address:

Address:	[***]

Email:	[***]

Attention:	[***]

Lesetlheng Community

Address:	[***]

Email:	[***]

Attention:

Copy To:

Name:

Address:

Email:

Attention:

24.2	Any notice required or permitted under this Agreement is valid only if in writing.

24.3	Any Party may by notice to the other Parties change its Chosen Address to another physical address in the Republic of South Africa and that change takes effect on the seventh day after the date of receipt by the Party who last receives the notice.

24.4	Any notice delivered by hand or electronic mail to the Chosen Address of a Party before 17h00 is deemed to have been received on the date of delivery.

24.5	Despite anything to the contrary in this Agreement, a written notice actually received by a Party, including a notice sent by telefax and electronic mail, is an adequate notice to it even though not sent or delivered to its Chosen Address.

25.	INTERPRETATION

25.1	Clause and paragraph headings are for purposes of reference only and shall not be used in interpretation.

25.2	Unless the context clearly indicates a contrary intention, any word connoting:

25.2.1	any gender includes the other two genders;

25.2.2	the singular includes the plural and vice versa;

25.2.3	natural persons includes juristic and artificial persons and vice versa;

25.2.4	insolvency includes provisional or final sequestration, liquidation or business rescue.

25.3	A reference to days (as opposed to Business Days) shall mean calendar days.

25.4	A reference to a Business Day shall mean any day other than a Saturday, Sunday, or public holiday in the Republic of South Africa.

25.5	When any number of days, or Business Days, is prescribed, such number shall exclude the first and include the last, unless, in the case of days, the last day falls on a Saturday, Sunday, or a public holiday in the Republic of South Africa, in which case the last day shall be the next succeeding Business Day.

25.6	A reference to an enactment is a reference to that enactment as at the date of signature of this Agreement (being the date of the last signature to this Agreement) and as amended or re-enacted from time to time.

25.7	The rule of interpretation that a written agreement shall be interpreted against the party responsible for the drafting or preparation of that agreement shall not apply.

25.8	If any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the Agreement.

25.9	The eiusdem generis rule shall not apply and accordingly, whenever a provision is followed by the word "including” and specific examples, such examples shall not be construed so as to limit the ambit of the provision concerned.

25.10	Where any term is defined within the context of any particular clause in this Agreement, then, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, the term so defined shall bear the meaning ascribed to it for all purposes in terms of this Agreement, notwithstanding that that term has not been defined in the definition clause.

26.	GENERAL AND MISCELLANEOUS

26.1	Sole record of agreement

This Agreement constitutes the sole record of the agreement between the Parties with regard to the subject matter hereof. No Party shall be bound by any express or implied term, representation, warranty, promise or the like not recorded herein.

26.2	Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to constitute the same Agreement.

26.3	No amendments except in writing

No addition to, variation or agreed cancellation of, or waiver of any right under this Agreement shall be of any force or effect unless recorded in writing and signed in manuscript by or on behalf of the Parties, and no form of electronic signature or electronic communication or exchange shall constitute compliance with this requirement.

26.4	Waivers

No relaxation or indulgence which any Party may grant to any other shall constitute a waiver of the rights of that Party and shall not preclude that Party from exercising any rights which may have arisen in the past or which might arise in future.

26.5	Survival of obligations

Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement shall survive any termination or expiration of this Agreement and continue in full force and effect.

26.6	Approvals and consents

An approval or consent given by a Party under this Agreement shall only be valid if in writing and shall not relieve the other Party or Parties from responsibility for complying with the requirements of this Agreement nor shall it be construed as a waiver of any rights under this Agreement except as and to the extent otherwise expressly provided in such approval or consent, or elsewhere in this Agreement.

Counterpart signatory

Signed at KWA MARITANE on 30th NOVEMBER 2019

Pilanesberg Platinum Mines Proprietary Limited

/s/ [ILLEGIBLE]

Who warrants authority

Counterpart signatory

Signed at KWA MARITANE on 30th NOVEMBER 2019

Itereleng Bakgatla Minerals Resources Proprietary Limited

/s/ [ILLEGIBLE]

Who warrants authority

Counterpart signatory

Counterpart signatory

Signed at KWA MARITANE on 30th NOVEMBER 2020

For and on behalf of:

/s/ MPULE DAVID PHETO

Name: MPULE DAVID PHETO

Capacity: CHAIRPERSON LESETLHENG LAND COMMITTEE

Who warrants authority

Signed at KWA MARITANE on 30th NOVEMBER 2020

For and on behalf of:

/s/ Grace Maledu MotlaTsi Pheto ML

Name: Grace Maledu MotlaTsi Pheto ML

Capacity: LLC

Who warrants authority

Counterpart signatory

Signed at KWA MARITANE on 30th NOVEMBER 2020

For and on behalf of:

/s/ Grace Maledu

Name: Grace Maledu

Capacity: LLC

Who warrants authority

Signed at KWA MARITANE on 30th NOVEMBER 2020

For and on behalf of:

/s/ TUMECO JUSTICE PECOAKGOSI

Name: TUMECO JUSTICE PECOAKGOSI

Capacity: LLC

Who warrants authority

Signed at KWA MARITANE on 30th NOVEMBER 2020

For and on behalf of:

/s/ SEFORE ERNEST MOKWATE

Name: SEFORE ERNEST MOKWATE

Capacity:LLC

Who warrants authority

Signed at KWA MARITANE on 30th NOVEMBER 2020

For and on behalf of:

/s/ ELIA PHERO RASEPAE

Name: ELIA PHERO RASEPAE

Capacity: LLC

Who warrants authority

Counterpart signatory

Signed at KWA MARITANE on 30th NOVEMBER 2020

For and on behalf of:

/s/ Sephedi Rasepae

Name: Sephedi Rasepae

Capacity: LLC

Who warrants authority

Signed at                    on                   2019

For and on behalf of:

______________________________________

Name:

Capacity:

Who warrants authority

Counterpart signatory

Signed at                    on                   2019

For and on behalf of:

______________________________________

Name:

Capacity:

Who warrants authority

Signed at                    on                   2019

For and on behalf of:

______________________________________

Name:

Capacity:

Who warrants authority

Signed at                    on                   2019

For and on behalf of:

______________________________________

Name:

Capacity:

Who warrants authority

Signed at                    on                   2019

For and on behalf of:

______________________________________

Name:

Capacity:

Who warrants authority

Counterpart signatory

Signed at                    on                   2019

For and on behalf of:

______________________________________

Name:

Capacity:

Who warrants authority

Signed at                    on                   2019

For and on behalf of:

______________________________________

Name:

Capacity:

Who warrants authority

Signed at                    on                   2019

For and on behalf of:

______________________________________

Name:

Capacity:

Who warrants authority

Signed at                    on                   2019

For and on behalf of:

______________________________________

Name:

Capacity:

Who warrants authority

Appendix 1

Lesetlheng Families (Descendants of the Original 13 Wilgespruit Occupiers)

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.	[***]

12.	[***]

13.	[***]

Appendix 2

Dear Lucas

Request for disclosure of information* In re Wilgespruit 2 JQ

1.	We act for the Lesetlheng Land Committee.

2.	We refer to our client’s previous request for disclosure of information and documents. Our clients had omitted in that list to include the documents mentioned below:

2.1            Shareholders Agreement for PPM;

2.2            Bagatla Ba Kgafela Traditional Authority company registration documents;

2.3            Details about the graves that were removed from the East pit; and

2.4            List of minority shareholders of Sedibelo Platinum Mine.

3.            We look forward to receiving these together with the other documents.

Yours faithfully

WEBBER WENTZEL

[***]

Partner

Direct tel[***]

Direct fax: [***]

Email: [***]

Appendix 2

1.0	Itereleng Bakgatla Mineral Resources (Pty) Ltd

1.1	Who registered the company called Itereleng Bakgatla Mineral Resources (Pty) Ltd?

1.2	When was it registered?
1.3	Who were the shareholder's in IBMR (Pty) Ltd when it was registered?
1.4	Who were the founding directors of IBMR (Pty) Ltd?
1.5	Who are the current directors of IBMR (Pty) Ltd?
1.6	Why was IBMR registered?
1.7	Which mineral rights were held by IBMR (Pty) Ltd since its registration to date?
1.8	Copies of certificates of all mineral rights held by IBMR (Pty) Ltd are requested.
1.9	Is IBMR (Pty) Ltd still a registered company?
1.10	If Yes, who are the current shareholder's in IBMR (Pty) Ltd?

2.0	The mineral rights in the farm Wilgespruit

2.1	When were the mineral rights in Wilgespruit first registered?

2.2	Who applied to register the mineral rights over Wilgespruit?
2.3	Why was Selaelo Investments paid R20 million to expedite the granting of the mining rights over Wilgespruit?
2.4	A copy of the certificate of each of the holders of mineral rights over Wilgespruit from date of registration of the mining right to the present is requested ?

3.0	2007/ 2008 -The Bakgafla -Pallinghurst Joint Venture over Sedibeio Mine

3.1	On 31 May 2008, a shareholder's agreement was signed between Pallinghurst Investment Consortium and Itereleng Bakgatla Mineral Resources IBMR (Pty) Ltd to form a joint venture to develop Sedibelo West. IBMR (Pty) Ltd held a 49.9 % share and Pallinghurst 50.1% Kgosi Pilane signed over the Bakgatla's mineral rights to the joint venture.

3.2	Was money exchanged for the mineral rights contributed by IBMR (Pty) Ltd to the joint venture?
3.3	If money was paid for the mineral rights, who did Pallinghurst Ltd pay the money to?
3.4	What amount was paid by Pallinghurst LTD?
3.5	Did money for the mineral rights go to the Bakgatla Tribal Council?
3.6	Proof of the payment and the account to which it was deposited is requested?
3.7	Was any due diligence conducted in relation to whether the tribal council was acting in the best interests of the Bakgatla tribe? A copy of the due diligence report is requested?
3.8	How were the interests of the community taken into account when forming the joint venture?
3.9	Did Kgosi Pilane put up a resolution from the Bakgatla community consenting to the sale of the mineral rights on Wilgespruit? A copy of such a resolution is requested.
3.10	What profits have been paid to IBMR (Pty) Ltd from 2008 to date as a partner in the joint venture over Sedibelo West?

4.0	Pallinghurst Consortium and IBMR (Pty) Ltd takeover of Pilanesberg Platinum Mine in 2010

4.1	What amount did the Pallinghurst Consortium and IBMR (Pty) Ltd pay Barrick Gold in 2010 for purchase of PPM?

4.2	What portion of this debt was for the account of IBMR (Pty) Ltd?
4.3	What profits have been paid to IBMR (Pty) Ltd from 2010 to date as a partner in the joint venture over PPM?

5.0	IBMR'S Abandonment Of Mineral Rights

5.1	Why did Pallinghurst want control of IBMR's 49.9% in Sedibelo West?
5.2	Confirm if R 99.8 million was paid by Pallinghurst for the purchase of IBMR 49.9% interest in Sedibelo West.
5.3	Who was the 99.8 million paid to?
5.4	The name of the account holder and account details into which deposit was made is requested?
5.5	Proof of the deposit into the account holder's name is requested.
5.6	Confirm if IBMR (Pty) Ltd sold its 50.1% interest to Orkid.
5.7	Who are the shareholders of Orkid?
5.8	To who was payment made for the sale of the BBK's 50.1 % interest to Orkid
5.9	The name of the account holder and account details into which deposit was made by Orkid is requested?
5.10	Proof of the deposit by Orkid into the account holder's name is requested.6.

6.0	The 2011 encroachment by PPM into the Western Portion of Wilgespruit

6.1	In 2011, Pilanesberg Platinum expanded its operations to the Sedibelo West properties, specifically the Western portion of the farm Wilgespruit.
6.2	On 23 March 2011, Platmin announced the acquisition of the Sedibelo PGM project concession from BBK and IBMR (Pty) ltd for a total purchase consideration of USD 82 million. During 2012 the requisite approval from the Department of Mineral Resources to incorporate the Sedibelo West area info PPM mining area was obtained to complete the transaction.
6.3	Who gave Sedibelo West permission to enter the Western portion of Wilgespruit?
6.4	A copy of all legal documents granting permission are requested?
6.5	Was any due diligence conducted in relation to whether the tribal council was acting in the best interests of the Bakgatla tribe? A copy of the due diligence report is requested?
6.6	How were the interests of the 13 kgoro occupiers taken into account when contemplating this expansion in Wilgespruit?
6.7	Did Kgosi Pilane put up a resolution from the Bakgatla community consenting to the access rights to the farm Wilgespruit? A copy of such a resolution is requested.
6.8	Press reports indicate that PPM paid BBK USD 82million for the encroachment into Wilgespruit. Who was the USD 82m paid to?
6.9	The name of the account holder and account details into which deposit was made by PPM is requested?
6.10	Proof of the deposit by PPM into the account holder's name is requested.
6.11	Why was kgosi Pilane appointed to the board of Platmin on 26 May 2011?

Appendix 3

TO:	Pilanesberg Platinum Mines (Pty) Ltd

AND TO:	Lesetlheng Community

AND TO:	Itereleng Bakgatla Minerals Resources (Pty) Ltd

DATE:	[●]

Dear Sirs

STIPULATIONS FOR THE BENEFIT OF THE LESETLHENG COMMUNITY

1.	We refer to the agreement entitled “Settlement Agreement” entered into on [●] between Pilanesberg Platinum Mines (Pty) Ltd, Itereleng Bakgatla Minerals Resources (Pty) Ltd and the Lesetlheng Community, in respect of access to the farm Wilgespruit No. 2, Registration Division J.Q., North West Province, magisterial district of Mankwe, measuring 2969,6863 hectares, held under deed of transfer No. T1230/1919BP (the "Settlement Agreement").

2.	Terms used but not otherwise defined herein shall, unless the context otherwise requires, have the meanings given to them in the Settlement Agreement.

3.	In terms of the Settlement Agreement, the Parties grant certain stipulatio alteri (the "Stipulations") in favour of the 13 Families (as defined in the Settlement Agreement), which may be accepted by the 13 Families at any time on written notice to the Parties.

4.	The [●] [Insert name of the clan] family, being one of the 13 Families, hereby accepts the benefit of the Stipulations and gives notice as required by the Settlement Agreement of such acceptance.

5.	This letter shall be governed by the laws of South Africa and shall be effective on the date of this letter reflected above.

6.	Kindly acknowledge receipt of this letter by signing in the space provided for below.

Yours faithfully

Name:

For and behalf of the [●] [Insert name of the clan] family

Authorised and warranting authority

Authorised and warranting authority

Appendix 3

Received on this the ______ day of _________________________ 20 ____

For and on behalf of:

Pilanesberg Platinum Mines (Pty) Ltd

Received on this the ______ day of _________________________ 20 ____

For and on behalf of:

Itireleng Bakgatla Minerals Resources (Pty) Ltd

Received on this the ______ day of _________________________ 20 ____

For and on behalf of:

The Lesetlheng Community

Appendix 4

TO: Pilanesberg Platinum Mines (Pty) Ltd

AND TO: Lesetlheng Community

AND TO: Itereleng Bakgatla Minerals Resources (Pty) Ltd

DATE: [●]

Dear Sirs

STIPULATIONS FOR THE BENEFIT OF THE LESETLHENG COMMUNITY ECONOMIC DEVELOPMENT TRUST (ESTABLISHED IN TERMS OF CLAUSE OF THE SETTLEMENT AGREEMENT BETWEEN PILANESBERG PLATINUM MINES (PTY) LTD AND THE LESETLHENG COMMUNITY)

1.	We refer to the agreement entitled “Settlement Agreement” entered into on [●] between Pilanesberg Platinum Mines (Pty) Ltd ("PPM"), Itereleng Bakgatla Minerals Resources (Pty) Ltd and the Lesetlheng Community, in respect of access to the farm Wilgespruit No. 2, Registration Division J.Q., North West Province, magisterial district of Mankwe, measuring 2969,6863 hectares, held under deed of transfer No. T1230/1919BP (the "Settlement Agreement").

2.	Terms used but not otherwise defined herein shall, unless the context otherwise requires, have the meanings given to them in the Settlement Agreement.

3.	The Settlement Agreement:

3.1	contemplates the establishment of a local economic development trust (the "Trust"), which is entitled to certain benefits under the Settlement Agreement;

3.2	grants certain stipulatio alteri (the "Stipulations") in favour of the Trust, which may be accepted by the Trust upon the establishment thereof.

4.	The [●] Trust was established by PPM for the benefit of the Lesetlheng Community pursuant to the Settlement Agreement and hereby accepts the benefit of the Stipulations and gives notice as required by the Settlement Agreement of such acceptance. A copy of the letters of authority issued by the Master of the High Court in respect of the Trust is attached hereto for ease of reference.

5.	This letter shall be governed by the laws of South Africa and shall be effective on the date of this letter reflected above.

6.	Kindly acknowledge receipt of this letter by signing in the space provided for below.

Yours faithfully

Appendix 4

Name:

For and on behalf of the [●] Trust

Authorised and warranting authority

Appendix 4

Received on this the ______ day of _________________________ 20 ____

For and on behalf of:

Pilanesberg Platinum Mines (Pty) Ltd

Received on this the ______ day of _________________________ 20 ____

For and on behalf of:

Itireleng Bakgatla Minerals Resources (Pty) Ltd

Received on this the ______ day of _________________________ 20 ____

For and on behalf of:

The Lesetlheng Community

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REINSTATEMENT AND FIRST ADDENDUM TO THE

SETTLEMENT AGREEMENT

between

PILANESBERG PLATINUM MINES PROPRIETARY LIMITED (“PPM”)

and

ITERELENG BAKGATLA MINERALS RESOURCES PROPRIETARY
LIMITED (“IBMR”)

and

LESETLHENG COMMUNITY

and

LESETLHENG LAND COMMITTEE (“LLC”)
and

LAWYERS FOR HUMAN RIGHTS’ CLIENTS
(“LHR CLIENTS”)

1.            DEFINITIONS

For purposes of this Addendum, the following words shall, unless otherwise stated or inconsistent with the context in which they appear, bear the following meanings:

1.1	13 Clans - means the direct descendants of the 13 families whose names are set out in Appendix 1 of the Settlement Agreement and Appendix 1 hereto, whose members shall be verified through the Social Survey;

1.2	Addendum - this deed of amendment to the Settlement Agreement and any annexures hereto;

1.3	Compensation - means payment by PPM and IBMR of the Compensation Amount for access rights to Wilgespruit;

1.4            Compensation Amount - means the aggregate of the following:

1.4.1           Retrospective Rental referred to in clause 9.1.1.2;

1.4.2           Surface Use Rental referred to in clause 9.1.2.4;

1.4.3	R20 million for the purchase of the Alternative Farming Land referred to in clause 9.1.3.4;

1.4.4	R20 million for displacement and reestablishment allowance referred to in clause 9.1.3.9;

1.4.5	R15 million incentive payment referred to in clause 9.1.4.2.

1.5	Escrow Agreement - the agreement to be entered into between PPM, IBMR, the LLC and LHR Clients and PPM’s attorneys;

1.6	Escrow Agreement Parties - means the following, whom alongside PPM and IBMR, shall be the co-signatories authorising the release of the Compensation Amount by the escrow agent in terms of the Escrow Agreement:

1.6.1	the LHR Clients;

1.6.2	the LLC;

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1.6.3	any other legitimate interest groups who have mandates from members of the 13 Clans as recognized in the Social Survey;

1.7	IBMR - Itereleng Bakgatla Minerals Resources Proprietary Limited, a private company incorporated in accordance with the laws of the Republic of South Africa, with registration number 2003/003721/07;

1.8	Lesetlheng Community - means the members of Lesetlheng community who constitute a community as contemplated in section 1 of IPILRA, whose members include certain of the descendants of the 13 Clans and who were the original occupiers of Wilgespruit as confirmed in the Constitutional Court ruling dated 25 October 2018, in the matter of Maledu and Others v Itereleng Bakgatla Minerals Resources (Pty) Limited and Another and also refers to the wider community;

1.9	LHR Clients - means certain members of the [***], [***] and [***] clans, who are currently represented by LHR in the negotiation of this Agreement, whose names appear more fully from their mandate given to LHR, attached hereto as Appendix 3 to the Addendum."

1.10	LLC - the Lesetlheng Land Committee, which was formed to represent the majority of the members of the 13 Clans in the negotiations with PPM and IBMR, and consequently negotiated the terms of the Settlement Agreement;

1.11	Parties - the signatories to the Settlement Agreement and to this Addendum and “Party” refers to any one of the Parties as the context may require;

1.12	PPM - Pilanesberg Platinum Mines Proprietary Limited, a private company incorporated in accordance with the laws of the Republic of South Africa, with registration number 2002/015572/07;

1.13	Settlement Agreement - the agreement titled “Settlement Agreement’ entered into between PPM, IBMR, and the Lesetlheng Community, signed by PPM, IBMR and the LLC on 30 November 2019 and to be signed by the LHR Clients on conclusion of this Addendum.

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1.14	Social Survey - the survey to be conducted (i) by a private entity to be appointed by PPM, (ii) to amongst others, identify and verify the individuals making up the 13 Clans in accordance with the terms agreed to with PPM and the terms set out in Appendix 5 to the Addendum, for the purposes of ensuring that the benefits of this Agreement are distributed to and accrue to the correct individuals of each of the 13 Clans;

2.            BASIS OF THE ADDENDUM

WHEREAS the LLC was initially mandated by the Lesetlheng Community at a community meeting held on 22 April 2019 during which time they were represented by Lawyers for Human Rights (herein referred to as "LHR") to represent the Lesetlheng Community in negotiations with IBMR and PPM;

and

WHEREAS certain members of the [***], [***] and [***]- [***] clans mandated LHR to represent them in the negotiations with IBMR and PPM;

and

WHEREAS the LLC based on the aforesaid mandate which is attached hereto as Appendix 2, entered into negotiations with PPM which culminated in the Settlement Agreement signed by duly authorised members of the LLC and PPM on 30 November 2019;

and

WHEREAS the LHR Clients were not signatories to the Settlement

Agreement;

and

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WHEREAS PPM independently and of its own will conducted negotiations with the LLC, simultaneously conducted negotiations with the LHR Clients with effect from July 2019;

and

WHEREAS PPM, IBMR and the LLC are parties to the Settlement Agreement. The Settlement Agreement provides for the conditions precedent contained therein to be fulfilled on or before 31 March 2020 (the "Fulfilment Date") or such other date as may be agreed in writing by PPM. The said conditions precedent were not fulfilled by 31 March 2020, resulting in the Parties wishing to reinstate and amend the Settlement Agreement as set forth herein;

and

WHEREAS the amount offered by PPM to the 13 Clans as Compensation for access rights to Wilgespruit and for any loss or damage suffered or likely to be suffered as a result of the mining operations on Wilgespruit has been agreed to between PPM and the 13 Clans and is as set out in the Settlement Agreement and remains unchanged;

and

WHEREAS the Parties have different interpretations of certain clauses in the Settlement Agreement, it is appropriate in this Addendum to provide for a conflict resolution mechanism to address these differences should this become necessary;

and

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WHEREAS the Escrow Agreement details more fully the conditions precedent for the payment of the Compensation Amount.

WHEREFORE the Parties therefore wish to amend and supplement certain provisions of the Settlement Agreement as set out in this Addendum and wish to reduce this variation to the Settlement Agreement to writing.

WHEREFORE the Parties hereby enter into this Addendum, which Addendum shall be read together with the Settlement Agreement and Appendices thereto; as amended herein, constitute the whole, full and final agreement between the Parties.

NOW THEREFORE the Parties agree to amend the Settlement Agreement as follows:

3.            REINSTATEMENT OF THE SETTLEMENT AGREEMENT

The Parties agree that the Settlement Agreement be and is hereby reinstated retrospectively from 31 March 2020 on the same terms and subject to the same conditions as those set out therein, and subject to the various amendments as set out in this Addendum below. This Addendum should be read together with the Settlement Agreement and in case of a conflict between the terms of this Addendum and the Settlement Agreement, the terms of the Addendum shall supersede the terms of the Settlement Agreement.

4.            CONDITIONS PRECEDENT

The Parties agree that the Fulfilment Date of the Conditions Precedent contained in clause 6.2 of the Settlement Agreement be and is hereby amended from "31 March 2020" to 30 June 2020 or such other date as may be agreed to between the Parties.

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5.             INTERPRETATION TO BE GIVEN TO THE TERM LESETLHENG COMMUNITY AND THE 13 CLANS

5.1	For purposes of the Compensation Amount, the words “Lesetlheng Community” and “73 Clans" have a specific meaning in the Settlement Agreement and Addendum.

5.2	The compensation contemplated in the Settlement Agreement and in this Addendum consists of two parts and shall mean the following:

5.2.1	the aggregate Compensation Amount shall be for the exclusive benefit of the 13 Clans in exchange for unhindered access to Wilgespruit; and

5.2.2	all other forms of social benefit associated with this agreement, including but not limited to, the bespoke employment opportunities set aside for the Lesetlheng Community; procurement opportunities allocated specifically for the Lesetlheng Community; consultation on and benefit from the Wilgespruit Social and Labour Plan; and other possible potential projects, such as the post-mining rehabilitation of Wilgespruit 2JQ property will be afforded to the wider Lesetlheng Community.

5.3	PPM and IBMR commit to engage with the Parties in order to develop a fair and transparent Social and Labour Plan and a Procurement model, which include a Procurement Entity.

6.            AMENDMENT OF DATES IN THE AGREEMENT

6.1            It is recorded that certain of the dates reflected in the Agreement have lapsed, accordingly, the following dates are amended as follows:

6.1.1            clause 8.2, the date for which access to Wilgespruit shall be granted is amended from 1 January 2020, to 30 June 2020;

6.1.2            clause 9.1.1.2, 28 February 2020, is amended to the date as determined by the Escrow Agreement;

6.1.3            clause 9.1.3.3, the date for the compilation of the relocation plan is amended from 31 January 2020, to 31 July 2020;

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6.1.4	clause 9.2.3.2.4, the date for the finalization of the procurement policy is amended from 31 January 2020 to 31 July 2020 or such other date as may be agreed to by agreement in writing between the Parties;

6.1.5	clause 9.3.1, the date for establishment of the Procurement Entity is amended from 31 January 2020 to 31 July 2020, or such other date as may be agreed to in writing between the Parties.

7.            SUPPLEMENTARY CLAUSES TO THE SETTLEMENT AGREEMENT

7.1	The Parties agree to supplement the Settlement Agreement with the following clauses:-

7.1.1            Clause 18A - Appointment of an Entity to Conduct the Social Survey;

7.1.2            Clause 18B - Conflict Resolution Mechanism;

7.1.3            Clause 18C - Commencement of Mining;

7.1.4	Clause 18D - Relocation of farmers currently occupying the Mining Area.

8.             AD CLAUSE 18A - APPOINTMENT OF ENTITY TO CONDUCT THE SOCIAL SURVEY

18A.1.    At the date of signature of this Addendum by the last Party to do so (the "Signature Date"), the representatives of the Lesetlheng Community and the 13 Clans in relation to the Settlement Agreement have communicated the Settlement Agreement to members of the Lesetlheng Community and the 13 Clans.

18A.2.    PPM requires certainty that the beneficiaries to whom the Compensation will in due course be paid are the legitimate members of the 13 Clans.

18A.3.   The Parties agree that verification by an independent survey company is necessary to establish who constitute the legitimate beneficiaries of each of the 13 Clans.

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18A.4. PPM shall, within 10 Business Days of the Signature Date, appoint a company to undertake the Social Survey (the "Survey Company"), with a view to:

18A.4.1. identify and verify the direct descendants of each of the 13 Clans;

18A.4.2.ascertain the correct membership and constitution of the 13 Clans;

18A.4.3 ensure that the benefits of this Agreement and more specifically, the Compensation Amount is distributed to and accrues to the correct beneficiaries of the 13 Clans.

18A.5.   The Survey Company shall simultaneously be appointed by PPM to conduct a socio-economic survey of the entire Lesetlheng Community.

18A.6.   The Survey Company shall use the guidelines set out in Appendix 4 to the Addendum to determine who qualifies for inclusion in a family tree of each of the 13 Clans.

18A.7.   The Survey Company shall follow the procedure set out in Appendix 5 to the Addendum to determine the beneficiaries within each of the 13 Clans.

9.            AD CLAUSE 18B - CONFLICT RESOLUTION MECHANISM

18B.1.   The Parties agree that, save in respect of PPM and IBMR's entitlement to appoint trustees to any Trust that may be formed pursuant to this Agreement and in respect of its entitlement to withhold the funds in the event that it is not granted unhindered access to Wilgespruit in accordance with the terms of this Agreement, PPM will have no discretion, interest or influence in the distribution of the proceeds of the Compensation awarded by PPM to the 13 Clans pursuant to this Agreement.

18B.2.   The LLC and LHR Clients have different interpretations concerning:

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18B.2.1	the ownership of Wilgespruit and the legal regime that ought to determine the decision-making process relating to the distribution of the Compensation Amount; and

18B.2.2	how the Compensation Amount should be distributed among the 13 Clans.

18B.3	The Parties agree that this dispute will be resolved through arbitration.

18B.4	In order to assist the relevant parties resolve the dispute, PPM has agreed to pay for the costs of arbitration up to an amount of R1 000 000 (one million Rand).In the event of the dispute being referred to arbitration, 40% will be allocated to the arbitrator and 60% to the legal representatives of the other parties. The latter shall be allocated equally to the legal representatives of the disputing parties. Any costs above the aforementioned amount shall be borne by the parties participating in such arbitration proceedings.

18B.5	The Parties agree that pending the outcome of the arbitration the Compensation Amount will be held in an escrow account, to be administered by PPM’s attorneys and to be released pursuant to an instruction signed by amongst others, the Escrow Agreement Parties.

18B.6	The Compensation Amount will be paid into the Escrow Account within 30 days of PPM being granted unhindered access to Wilgespruit.

18B.7	Upon finalisation of the arbitration referred to in clause 18B.3, and subject to the provisions of the Escrow Agreement, the Settlement Agreement and this Addendum, the Escrow Agreement Parties, PPM and IBMR shall jointly instruct the escrow agent to make payment of the Compensation Amount in such proportions and to such persons as the Arbitrator has determined to be due. Such instruction shall comply \ terms of the Escrow Agreement.

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10.	AD CLAUSE 18C - COMMENCEMENT OF MINING OPERATIONS

PPM wishes to commence with mining operations by no later than on 30 June 2020 ("Mining Commencement Date"); and accordingly requires unhindered access to Wilgespruit. The Parties agree that the commencement of mining will be dictated by the pragmatic conditions, in particular, the lifting of Covid-19 lockdown restrictions.

11.	Ad Clause 18D - Relocation of farmers currently occupying the Mining Area

18D.1	In order for PPM to commence with Mining Operations on Wilgespruit on the Mining Commencement Date, it will be necessary for those Clans and/or farmers ("Farmers") who are currently occupying the mining area within a 500 meter buffer zone of the outermost edges of the final open pit mining excavation on Wilgespruit as depicted in the map attached hereto as Appendix 6, to relocate their Farming Activities (including structures of an immovable or movable nature).

18D.2	The relocated Farmers on Wilgespruit will establish facilities on the remainder of Wilgespruit not required for mining purposes, as well as in time access to additional, substituted farming land to be acquired from the proceeds of the settlement as envisaged in the Settlement Agreement.

18D.3	PPM will assist with the costs of relocating the Farmers to the non-mining area on the remainder of Wilgespruit or temporary alternative land prior to the Mining Commencement Date.

18D.4	The 13 Clans recognise that further delays in PPM commencing with Mining Operations may render mining on Wilgespruit non- viable. Therefore, should the 13 Clans fail to relocate or move the Farmers and the Farming Activities prior to the Mining Commencement Date, to the extent that it renders PPM unable to commence with Mining Operations, then PPM shall, in its sole and absolute discretion, be entitled to withhold the Compensation agreed to in terms of this Agreement, and/or to terminate this Agreement by written notice to that effect given to the other Parties, without prejudice to any other rights it may have hereunder or in law. In the event that PPM elects to terminate the Agreement, PPM shall be entitled any Compensation Amount it has already paid in terms of the Escrow Agreement.

18D.5	The 13 Clans will assume responsibility to ensure that the current occupiers of the mining area vacate the mining area timeously as contemplated in 18D.1 in order for mining operations to commence.

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12.	WHOLE AGREEMENT

All clauses in the Agreement, together with the annexures, other than those referred to in this Addendum shall remain unchanged and in full force and effect as amended herein.

13.	EFFECTIVE DATE

This Addendum takes effect on the date on which it is signed by the last party signing in time.

14.	COUNTERPARTS

This Addendum may be executed in separate counterparts, each of which, when executed, shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same agreement.

THUS DONE AND SIGNED by the duly authorised representatives of the Parties.

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Counterpart signatory

Signed at KWA MARITANE on 8th June 2020

Pilanesberg Platinum Mines Proprietary Limited

/s/ [ILLEGIBLE]

Who warrants authority

Counterpart signatory

Signed at KWA MARITANE on 8th June 2020

Itereleng Bakgatla Minerals Resources Proprietary Limited

/s/ [ILLEGIBLE]

Who warrants authority

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Counterpart signatory

Signed at KWA MARITANE on 8th June 2020

For and on behalf of: LLC

/s/ MPULE DAVID PHETO
Name: MPULE DAVID PHETO
Capacity: CHAIRPERSON of LLC

Who warrants authority

Signed at MARITANE on 8th June 2020

For and on behalf of: LLC

/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Capacity: [ILLEGIBLE]

Who warrants authority

Signed at KWA MARITANE on 8th June 2020

For and on behalf of: LLC

/s/ Mesele Grace Maledu
Name: Mesele Grace Maledu
Capacity: LLC Member
Who warrants authority

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Counterpart signatory

Signed at KWA MARITANE on 8th June 2020

For and on behalf of: LLC

/s/ Sephedi Rasepae
Name: Sephedi Rasepae
Capacity: Member of LLC
Who warrants authority

Signed at KWA MARITANE on 8th June 2020

For and on behalf of: LLC

/s/ PECOAKGOSI TUMECO JUSTICE
Name: PECOAKGOSI TUMECO JUSTICE
Capacity: LLC Member
Who warrants authority

Signed at KWA MARITANE on 6th June 2020

For and on behalf of: LLC

/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Capacity: LLC Member
Who warrants authority

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Counterpart signatory

Signed at KWA MARITANE on 8th June 2020

For and on behalf of: LLC

/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Capacity: LLC Member
Who warrants authority

Signed at KWA MARITANE on 8th June 2020

For and on behalf of: LLC

/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Capacity: LLC Member
Who warrants authority

Signed at KWA MARITANE on 8th June 2020

For and on behalf of: [ILLEGIBLE]

/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Capacity: [ILLEGIBLE]
Who warrants authority

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Counterpart signatory

Signed at KWA MARITANE on 8th June 2020

For and on behalf of: LHR CLIENTS

/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Capacity: [ILLEGIBLE]
Who warrants authority

Signed at KWA MARITANE on 8th June 2020

For and on behalf of: LHR CLIENTS

/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Capacity: [ILLEGIBLE]
Who warrants authority

Signed at KWA MARITANE on 8th June 2020

For and on behalf of: LHR CLIENTS

/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Capacity: [ILLEGIBLE]
Who warrants authority

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Signed at KWA MARITANE on 8th June 2020

For and on behalf of: LHR CLIENTS

/s/ Jacob Rasepae
Name: Jacob Rasepae
Capacity: MOGOROSI
Who warrants authority

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Appendix 1

13 Clans

Lesetlheng Families (Descendants of the Original 13 Wilgespruit Occupiers)

1.            [***]

2.            [***]

3.            [***]i

4.            [***]i

5.            [***]

6.            [***]

7.            [***]

8.            [***]

9.            [***]

10.          [***]

11.          [***]

12.           [***]

13.          [***]

Appendix 2

LLC Mandate

“V”

RESOLUTIONS OF THE MEMBERS OF THE LESETLHENG COMMUNITY
COMPRISING OF 13 DIBESO (FAMILIES)

(“THE COMMUNITY”)

1.	WHEREAS:

1.1	The Community was involved in a litigation with Pilanesberg Platinum Mines (Pty)Ltd (‘the Mine’) and others;

1.2	the matter was finalised before the Constitutional Court of South Africa on 25 October 2018;

1.3	the Community has at all material times been represented in the matter by Lawyers for Human Rights (‘LHR’);

1.4	the Community has also at all material times been having a Land Committee (‘the Committee’) which has been the one dealing directly with issues pertaining to the Land in question, Wilgespruit 2 JQ and liaising with LHR for and on behalf of the Community;

1.5	pursuant to the court order of the Constitutional Court, the Mine must consult with the Community in terms of the relevant pieces of legislation stated in the judgement;

1.6	pursuant to the court order of the Constitutional Court stated above, the Community has since resolved to avail itself to meet with the Mine with a view to resolving the dispute between the parties

2.	RESOLVED ON THE 9 MARCH 2019 AND REAFFIRMED ON 22 APRIL 2019 THAT:

2.1	the Community will avail itself for consultation with the Mine duly represented by the Committee with a view of resolving the dispute between the parties, which shall possibly lead into negotiations relating to (a) right of access to the Mine for mining purposes and (b) equity, beneficiation and compensation for past and future damages to the relevant Community members;

2.2	the Community confirms the mandate of both the Committee and the LHR (LHR will in due cause ratify its mandate) in respect of this matter, which mandate includes but is not limited to consultation, negotiations with the Mine for and on behalf of the Community, including but not limited to (a) access by the Mine to the relevant farm (s) for mining purposes and (b) equity, beneficiation and compensation for past and future damages to the relevant Community members.

Full Names		Full Names

CHAIRPERSON: LAND COMMITTEE		SECRETARY: LAND COMMITTEE

Signature		Signature

Full Names

HEADMAN (KGOSANA)

Signature

Date:	26/05/2019

Appendix 3

LHR Clients

Our Ref: Addendum	[***]
Lesetlheng Village
07 June 2020

To:	Ms. Louise Du Plessis
Lawyers for Human Rights
Pretoria

Dear: Madam,

Subject: [***] clan resolution on approval on a Settlement Agreement and addendum

This correspondence seeks to highlight and affirm the resolution taken at the meeting on 06 June 2020 by the [***] clan.

The [***] clan took the following resolutions:

1.	The Clan approves the Settlement Agreement Contract and reinstatement of the Settlement Addendum and that all incomplete sub-clauses (Arbitration, Social Survey, SLP, and Procurement Model) that must be concluded as planned;

2.	The Clan appointed the committee members for signatories to the Settlement Addendum and Settlement agreement contract.

We hope the above will assist with a way forward.

Regards,

Mr. [***]
Chairperson: [***] clan

Mr. [***]
Secretary: [***] clan

Appendix 4

Social Survey Guidelines

Guidelines on how the class of beneficiaries must be determined

1.	The Survey Company, in determining the membership of each Clan, shall be guided by the practice or custom of each Clan. In the absence of such a custom or if a dispute arises the Survey Company shall:

1.1	ensure that a Clan member is a direct blood descendent of the original forefathers who purchased the farm Wilgespruit and whose names appear on the social survey list,

1.2	record the membership of each person by listing the original co-owner, followed by his direct blood descendants,

1.3	the next tier will be the direct descendants of the second generation left by the original co-owners;

1.4	the last tier will be the third generation of direct descendants of the original co-owners.

2.	A direct descendant of a person includes the spouse or partner in a customary union of such person whether or not such customary union has been registered.

3.	The direct descendants listed as Clan members will be capped at the third generation. Only if a direct descendant in the third generation is deceased, will the membership include direct descendants of the 4th generation.

4.	When listing the names of direct descendants each Clan’s membership shall include:

4.1	the names of both girls and boys;

4.2	the names of all children born of a direct descendant including children born out of wedlock;

4.3	all women descendants even if they are married and including their children.

Appendix 5

Social Survey Procedures

Procedure to be used for determining Clan Membership

1.	Within 10 days of the appointment of the Survey Company, the Survey Company shall convene public meetings with the Clans.

2.	The Survey Company shall give at least 2 weeks’ notice to the members of the Clans by notice:

2.1	through the local radio station;

2.2	public notices at public places, e.g. churches, schools, community centres, local shops;

2.3	through the legal representatives of the Clans, being Webber Wentzel and LHR.

3.	The Survey Company shall:

3.1	convene separate public meetings with each Clan;

3.2	request that each Clan present it with a membership list at the meeting;

3.3	keep an attendance register with the names, identity numbers, addresses, email addresses and telephone contact numbers of each adult person that attends a Clan meeting for verification of the Clan membership.

3.4	based on the Clan membership list provided and the outcome of the discussions at the meeting:

3.4.1	obtain a resolution from the Clan confirming their agreement to the Clan membership agreed to and bearing the signature of the individuals who attended and agreed to the Clan membership;

3.4.2	pursuant to the meeting, taking into account the Clan membership in terms of the aforementioned resolution, and subject to paragraph 3.5, compile and finalise a list of members for each Clan (the "Social Survey Results"); and

3.4.3	publish or circulate the Social Survey Results to each Clan within 30 days of the meeting contemplated in paragraph 2.

3.5	The Survey Company shall, in determining the membership of the Clans:

3.5.1	consider the customs of each Clan;

3.5.2	be entitled to, but not obliged to interview members of the Clans; and

3.5.3	ensure that no one person is considered to form part of more than one Clan.

3.6	The Clans shall have a period of 10 days from receipt of the Social Survey Results published by the Survey Company to lodge any comments or objections they may have in relation to the Social Survey Results, with the Survey Company or through their legal representatives.

3.7	In the event that any of the Clans have an objection to the Social Survey Results or have submitted comments to the Survey Company, then such objection or comment shall be determined by an independent expert (the "Independent Expert") who shall:

3.7.1	be a person who has the knowledge, skills, capacity and the proven experience in the type of objection raised;

3.7.2	be appointed by PPM within 7 days of such request, failing which the Independent Expert shall be nominated and appointed by the Secretariat of the Arbitration Foundation of Southern Africa from its panel of arbitrators, within 5 days after the matter is referred to her;

3.7.3	allow the Clans or members objecting, an opportunity to make representations;

3.7.4	have the power to:

3.7.4.1	rely on his own expert knowledge or experience in any relevant field;

3.7.4.2	impose a solution and make a decision;

3.7.4.3	deliver his award within 10 days after the Clans or the members (as the case may be) have made representations in accordance with paragraph 3.7.3.

3.8	The Clans irrevocably agree that the decision of the Independent Expert in relation to the objection shall be final and binding on them and not subject to appeal or review.

3.9	The Clans objecting shall bear the costs of the Independent Expert.

3.10	The Social Survey Results shall, in the absence of manifest error and/or objection from the Clans, within 10 days of receipt thereof, be deemed to have been accepted and a copy thereof shall be provided by the Social Survey Company to PPM and IBMR respectively.